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                                  EXHIBIT 10.1



           GENERAL DATACOMM INDUSTRIES, INC. SHARE PURCHASE AGREEMENT



This SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of September 12, 2000, by and among GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation (the "Company"), and the purchasers listed on Schedule A attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

1.       AUTHORIZATION OF SALE OF THE SHARES

         Subject to the terms and conditions of this Agreement, the Company has authorized the sale of 3,000,000 shares (the "Shares") of common stock, par value $.10 per share (the "Common Stock"), of the Company.

2.       AGREEMENT TO SELL AND PURCHASE THE SHARES

         2.1      Purchase and Sale

         Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below) that number of Shares set forth opposite such Purchaser's name on Schedule A attached hereto.

         2.2      PURCHASE PRICE

         The purchase price of each Share (the "Per Share Price") shall be $5.00. The Company will not, for ninety (90) days after the Closing Date (as defined below) without adjusting the Per Share Price hereunder accordingly, sell
(i) Shares at a price per share of less than $5.00, or (ii) options, warrants or any other securities that can be converted into, or otherwise exchanged for, shares of the Company's common stock at a conversion or exercise price per share less than $5.00. In the event the Company shall, during the period ending ninety
(90) days after the Closing Date, sell any shares of the Company's common stock or any instruments that can be converted into or otherwise exchanged for the Company's common stock (the "Subsequent Sale") exercisable at a price per share (the "Subsequent Purchase Price") of less than $5.00 per share, the purchase price per Share hereunder shall be adjusted to an amount equal to the Subsequent Purchase Price, such that the Company shall, within ten (10) business days of the Subsequent Sale, pay to the Purchaser an amount equal to the number of Shares times the difference between $5.00 and the Subsequent Purchase Price.

3.       DELIVERY OF THE SHARES AT THE CLOSING


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         (a) The completion of the purchase and sale of the Shares (the
"Closing") shall occur at the offices of Weisman Celler Spett & Modlin, P.C. counsel to the Company, at 445 Park Avenue, N.Y.C. at 9:00 a.m. local time on September 13, 2000 or such other time and date as may be agreed by the parties (the "Closing Date").

         (b) At the Closing, the Company shall authorize its transfer agent (the "Transfer Agent") to issue to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver one certificate representing 2,400,000 Shares and one certificate representing 600,000 Shares (the "Certificates") promptly after listing of the Shares on the New York Stock Exchange. The Company shall immediately proceed after the Closing to file a listing application with the New York Stock Exchange for the Shares and file all necessary documents as may be required for such listing. Payment for the Shares by the Purchasers shall be made at the Closing. Prior to the Purchasers' delivery of payment for the Shares, the Company will deliver via facsimile a copy of the Certificates to be delivered to the office of the Purchasers (at the fax number indicated on the signature pages attached hereto).

         (c) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

                  (i) receipt by the Company from stockholders holding rights to require the Company to register the sale of any securities owned by such holder in the Registration Statement (as defined below) of waivers of such rights (including the waiver of any notice requirements related to such rights);

                  (ii) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased under this Agreement; and

                  (iii) the accuracy in all material respects of the representations and warranties made by the Purchasers and the fulfillment in all material respects of those undertakings of the Purchasers to be fulfilled before the Closing.

         (d) The Purchasers' obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following conditions, any one or more of which may be waived by a Purchaser with respect to such Purchaser's obligation:

                  (i) the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing;


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                  (ii) the Company shall have delivered to the Purchasers a
certificate executed by the chairman of the board or president and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in Section 4 hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions in this Agreement on its part to be performed or satisfied on or before the Closing Date; and

                  (iii) the Company shall have delivered to Purchasers a legal opinion in substantially the form attached hereto as Exhibit A.

                  (iv) the Company shall have obtained gross proceeds of at least $15,000,000 from the sale of the Shares at the Closing.

                  (v) the Company shall have obtained the consent of Foothill Capital Corporation, as agent, to the redemption from the proceeds by the Company of its 5% Cumulative Convertible Preferred Stock.

         (e) Each Purchaser's obligations under this Agreement are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares that they have agreed to purchase from the Company under this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to the Purchasers as follows:

         4.1      ORGANIZATION AND QUALIFICATION

         The Company and each of its subsidiaries has each been duly incorporated or organized, and is validly existing as a corporation in good standing under the laws of its respective state or country of incorporation or organization. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the assets, business, or financial condition of the Company on a consolidated basis (a "Material Adverse Effect").

         4.2      CAPITALIZATION

         (a) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, 10,000,000 shares of Class B Stock and 3,000,000 shares of Preferred Stock.


                                       3.
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         (b) As of August 31, 2000, the issued and outstanding capital stock of the Company consists of 24,497,784 shares of Common Stock, 2,057,103 shares of Class B stock and 987,900 shares of Preferred Stock. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

         (c) The Company has reserved 5,491,224 shares of Common Stock for issuance upon the exercise of stock options granted or available for future grant under the Company's stock option plans, stock purchase plan and director stock options.

         (d) The Company has reserved 327,379 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock and 1,044,444 shares of Common Stock for issuance on conversion of bank debt.

         With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

         4.3      ISSUANCE, SALE AND DELIVERY OF THE SHARES

         (a) The Shares have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The certificates evidencing the Shares are in due and proper form under Delaware law.

         (b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

         (c) Subject to the accuracy of the Purchasers' representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

         4.4      FINANCIAL STATEMENTS

         The financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally


                                       4.
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accepted accounting principles applied on a consistent basis, and any supporting schedules included with the financial statements present fairly the information stated in the financial statements. The financial and statistical data set forth in the Company Documents were prepared on an accounting basis consistent with such financial statements.



                                       5.
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         4.5      NO MATERIAL CHANGE

         Since August 31, 2000,

         (a) there has been no material adverse change or any development involving a prospective Material Adverse Effect, whether or not arising in the ordinary course of business;

         (b) there have been no transactions entered into by the Company or its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries on a consolidated basis; and

         (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         The Company and its subsidiaries have no material contingent obligations on a consolidated basis, other than in the ordinary course of business or as set forth in the Company Documents or Exhibit B.

         4.6      ENVIRONMENTAL

         Except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect,

         (a) the Company and its subsidiaries, to the best of their knowledge, is in compliance with all applicable Environmental Laws (as defined below);

         (b) the Company and it subsidiaries, have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with the requirements of such permits authorizations and approvals;

         (c) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the Company and its subsidiaries; and

         (d) under applicable law, to the best knowledge of the Company, there are no circumstances with respect to any property or operations of the Company and its subsidiaries that are reasonably likely to form the basis of an Environmental Claim against the Company and its subsidiaries.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial

                                       6.
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actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

         4.7      NO DEFAULTS

         The Company and its subsidiaries are not in violation of their respective articles or certificate of incorporation, bylaws, or organization documents, or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement for borrowed money to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, for which default the Company has received notice of default.

         4.8      LABOR MATTERS

         No labor dispute with the employees of the Company or its subsidiaries exists or, to the best knowledge of the Company, is imminent.

         4.9      NO ACTIONS

         There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiaries which, singly or in the aggregate, would result in any Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement, nor, to the best knowledge of the Company, is there any reasonable basis therefor. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a Material Adverse Effect.

         4.10     INTELLECTUAL PROPERTY

         (a) The Company and its subsidiaries to the best of their knowledge, own or are licensed or otherwise have the right to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, licenses and rights in any thereof that are material to the business of the Company and its subsidiaries on a consolidated basis as now conducted and as proposed to be conducted (in this Agreement called the "Proprietary Rights"), or are seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company and it subsidiaries on a consolidated basis as proposed to be conducted.

         (b) The Company has not received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company and it subsidiaries on a consolidated basis.


                                       7.
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         (c) No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, against the Company or its subsidiaries, which involves any Proprietary Rights.

         (d) The Company and its subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator with respect to the Proprietary Rights, and has not entered into or are not a party to any contract which restricts or impairs the use by the Company or its subsidiaries of any such Proprietary Rights in a manner which would have a Material Adverse Effect on the use of any of the Proprietary Rights.

         (e) The Company and its subsidiaries have not received written notice of any pending conflict with or infringement by the Proprietary Rights upon a third-party's proprietary rights.

         (f) The Company and its subsidiaries have not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to any action against the Company with respect to the Proprietary Rights other than in the ordinary course of business. No claims are presently pending by any person with respect to the validity of the Company's or its subsidiaries' ownership or right to use the Proprietary Rights and, to the best knowledge of the Company without investigation, there is no reasonable basis for any such claim to be successful that would result in a Material Adverse Effect.

         (g) The Company and its subsidiaries have complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company and its subsidiaries used pursuant to licenses.

         4.11     PERMITS

         The Company and its subsidiaries possess and are operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by them, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings would result in a Material Adverse Effect.

         4.12     DUE EXECUTION, DELIVERY AND PERFORMANCE

         (a) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of

                                       8.
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any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or its subsidiaries are parties or by which they may be bound, or to which any of the property or assets of the Company or its subsidiaries is subject, and will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company or its subsidiaries , nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

         4.13     PROPERTIES

         The Company and its subsidiaries have good and marketable title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances and claims of record. The properties of the Company and its subsidiaries are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real property held under lease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries. The Company and its subsidiaries own or lease all such properties as are necessary to their businesses or operations as now conducted.

         4.14     COMPLIANCE

         The Company and its subsidiaries have conducted and are conducting their businesses in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not have a Material Adverse Effect.

         4.15     SECURITY MEASURES

         The Company and its subsidiaries take security measures designed to enable the Company and its subsidiaries to assert trade secret protection in its non-patented technology.

         4.16     CONTRIBUTIONS

         To the best of the Company's knowledge, neither the Company, its subsidiaries, nor any employee or agent of the Company or its subsidiaries have made any payment of funds of the Company or its subsidiaries or received or retained any funds in violation of any law, rule or regulation.

         4.17     INVESTMENT COMPANY

         The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares described in Section 4.28 will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


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         4.18     PRIOR OFFERINGS

         All offers and sales of capital stock of the Company before the date of this Agreement were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         4.19     TAXES

         The Company and its subsidiaries have filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company and its subsidiaries are not in default in the payment of any material taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

         4.20     OTHER GOVERNMENTAL PROCEEDINGS

         To the Company's knowledge, there are no rule making or similar proceedings before any Federal, state, local or foreign government bodies that involve the Company or its subsidiaries, which would involve a prospective Material Adverse Effect.

         4.21     NON-COMPETITION AGREEMENTS

         To the knowledge of the Company, any full-time employee who has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or its subsidiaries is neither in violation of nor is expected to be in violation of that agreement as a result of the business currently conducted or expected to be conducted by the Company or its subsidiaries or such person's performance of his or her obligations to the Company or its subsidiaries. The Company and its subsidiaries have not received written notice that any consultant or scientific advisor of the Company or its subsidiaries is in violation of any non-competition, non-disclosure, confidentiality or similar agreement, which is pending.

         4.22     TRANSFER TAXES

         On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchasers under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         4.23     INSURANCE

         The Company and its subsidiaries maintain insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its

                                      10.
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subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

         4.24     GOVERNMENTAL CONSENTS

         No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

         4.25     SECURITIES AND EXCHANGE COMMISSION FILINGS

         The Company has timely filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

         4.26     ADDITIONAL INFORMATION

         The Company represents and warrants that the information contained in the following documents (the "Company Documents"), which will be provided to Purchaser before the Closing, is or will be true and correct in all material respects as of their respective final dates:

         (a) the Company's Annual Report on Form 10-K for the fiscal year ended 9/30/99;

         (b) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended 12/31/99, 3/31/00 and 6/30/00;

         (c) the Company's Proxy Statement for its 3/2/00 Annual Meeting of Shareholders; and

         (d) all other documents, if any, filed by the Company with the Commission since June 30, 2000 pursuant to the reporting requirements of the Exchange Act.

         4.27     CONTRACTS

         The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor, to the best knowledge of the Company, any other party is in material breach of or default under any such contracts.

         4.28 Use of Proceeds. The Company agrees that the proceeds to the Company from the sale of the Shares may be used to fund existing operations and working capital, provided that a portion of such proceeds as applicable up to 105% of the liquidation value of the Company's currently outstanding 5% Cumulative Convertible Preferred Stock (the "5% Preferred Stock") shall be reserved to that extent necessary to redeem the Company's 5% Preferred Stock.


                                      11.
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         4.29 Redemption. In respect to its outstanding 5% Preferred Stock, the
Company agrees to deliver to the holders of its 5% Preferred Stock a "Notice of Redemption" as provided and to the extent permitted in Sections C(a) and D(10)(a) of the Company's Certificate of The Powers, Designation, Preferences, Rights and Limitations of 5% Cumulative Convertible Preferred Stock. In particular, on the Closing Date the Company will send to the holders of such 5% Preferred Stock written notice that the Company will exercise its option to redeem all the outstanding shares of the 5% Preferred Stock if the conversion price for the 5% Preferred Stock would be reset to a price lower than $5.00 per share on a Reset Date as defined in said Certificate.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         5.1      SECURITIES LAW REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents, warrants and covenants to the Company as follows:

         (a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares.

         (b) The Purchaser is acquiring the number of Shares set forth in
Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in
Section 7 of this Agreement.

         (c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations thereunder.

         (d) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

         (e) The Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.


                                      12.

         (f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed and returned the Investor Questionnaire previously provided by the Company.

         5.2      RESALES OF SHARES

         (a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate

                  (i) in the form of Appendix III to this Agreement;

                  (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and

                  (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied.

         (b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchasers, suspend the use of the Prospectus for up to thirty (30) days in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, such as pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential.

         (c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions pursuant to Section 7.4 of this Agreement.




                                      13.

         5.3      DUE EXECUTION, DELIVERY AND PERFORMANCE

         (a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

         (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

6.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor but shall expire eighteen (18) months after the date of this Agreement and any claim based on a breach thereof must be brought prior to such expiration.

7.       FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT;
         COVENANTS

         7.1      FORM D FILING; REGISTRATION OF SHARES

                  7.1.1    REGISTRATION STATEMENT; EXPENSES

         The Company shall:

         (a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

         (b) as soon as practicable after the Closing Date, but in no event later than the 30th day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form S-1) relating to the sale of the Shares by the Purchasers from time to time on the New York Stock Exchange (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");


                                      14.

         (c) provide to Purchasers any information required to permit the sale of the Shares under Rule 144A of the Securities Act;

         (d) subject to receipt of necessary information from the Purchasers, use its reasonable best efforts to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective on or before 120 days after the Closing Date;

         (e) notify Purchasers promptly upon the Registration Statement being declared effective by the Commission;

         (f) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3.1 below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchasers without registration or without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144(k) under the Securities Act or any other rule of similar effect;

         (g) promptly furnish to the Purchasers with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchasers;

         (h) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

         (i) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

         (j) bear all expenses in connection with the procedures in paragraphs
(a) through (f) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, including fees and expenses (whether external or internal) of up to $15,000 of the Purchaser, but not including any fees and expenses of any other advisers to the Purchasers or brokerage fees and commissions incurred by the Purchasers.



                  7.1.2    DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT

         In the event that the Registration Statement is not declared effective by the date that is 120 days after the Closing Date, the Company shall pay to each Purchaser liquidated damages in

                                      15.

an amount equal to 0.25% of the total purchase price of the Shares purchased by such Purchaser pursuant to this Agreement for each week after the date that is 120 days after the Closing Date that the Registration Statement is not declared effective.

         7.2      TRANSFER OF SHARES AFTER REGISTRATION

         Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

         7.3      INDEMNIFICATION

         For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 7.1.

                  7.3.1    INDEMNIFICATION BY THE COMPANY

         The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating or, defending, any such claim or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue

                                      16.

statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or (iii) the inaccuracy of any representations made by such Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

                  7.3.2    INDEMNIFICATION BY THE PURCHASER

         Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting the sale of the Shares or (ii) the inaccuracy of any representation made by such Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction before the occurrence of the transaction from which such loss was incurred, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expenses as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating or defending any such claim or action.




                                      17.

                  7.3.3    INDEMNIFICATION PROCEDURE

         (a) Promptly after receipt by an indemnified party under this Section
7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this
Section 7.3 to the extent it is not prejudiced as a result of such failure.

         (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

                  (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

                  (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this
Section 7.3, the Purchaser shall not be liable for any indemnification obligation under this Agreement in excess of the amount of gross proceeds received by the Purchaser from the sale of the Shares.

                  7.3.4    CONTRIBUTION

         If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified

                                      18.

party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

         (a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

         (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

         The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.



                                      19.

         7.4      TERMINATION OF CONDITIONS AND OBLIGATIONS

         The restrictions imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering the Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

         7.5      INFORMATION AVAILABLE

         So long as the Registration Statement is effective covering the resale of Shares owned by any Purchaser, the Company will furnish to such Purchaser:

         (a) as soon as practicable after available (but in the case of the Company's Annual Report to Shareholders, within 90 days after the end of each fiscal year of the Company), one copy of

                  (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants);

                  (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K;

                  (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q; and

                  (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

         (b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

         7.6      RULE 144 INFORMATION

         For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shall take such further action to the extent required to enable the Purchasers to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

          7.7     STOCK OPTION MATTERS

         The Company shall, within thirty (30) days of the Closing Date, adopt such amendments to the Company Plans and the Company's By-laws to provide that, unless approved by the

                                      20.

holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders, the Company shall not grant any stock options (excluding Employee Stock Purchase Plan) with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant or reduce the exercise price of any stock option granted under any existing or future stock option plan. This By-law may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of shareholders. The Company shall promptly furnish to the Purchaser a copy of such By-laws after adoption. The Company shall remove within 30 days after the Closing the parenthetical sentence in
Article VII of such By-laws reserving the right of the Board of Directors to challenge or repeal said By-law.

8.       BROKER'S FEE

         The Purchasers acknowledge that the Company does not intend to pay a fee in respect of the sale of the Shares to the Purchasers. Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to any person or firm acting on behalf of the Company hereunder. The Purchasers, severally and not jointly, shall similarly indemnify the Company and hold it harmless from and against all such fees, commissions and other payments owing by the Purchasers to any person or firm acting on behalf of the Purchasers hereunder.

9.       NOTICES

         All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

         (a)      if to the Company, to:     Park Road Extension

                                             Middlebury Ct.  06762-1299

                                             Att:  Chief Financial Officer




or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (b) if to a Purchaser, at its address as set forth on the signature page to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.


                                      21.

         Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

10.      MODIFICATION; AMENDMENT

         This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchasers of a majority of the Shares sold pursuant to this Agreement.

11.      TERMINATION

         This Agreement may be terminated as to any Purchaser, at the option of such Purchaser, if the Closing has not occurred on or before thirty (30) days from the date of this Agreement.

12.      EXPENSES

         Each party to this Agreement shall pay its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and related documents (including legal and accounting fees and expenses).

13.      HEADINGS

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14.      SEVERABILITY

         If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

15.      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America.

16.      NO CONFLICTS OF INTEREST.

         The Company represents, warrants and covenants that, to the best of its knowledge, no officer or employee of the State of Wisconsin Investment Board has or will receive, directly or indirectly, a personal interest in the Company or its property or anything of substantial economic value for his or her private benefit from the Company, or anyone acting on its behalf, in connection with the investment made pursuant to this Agreement.



                                      22.

17.      COUNTERPARTS

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.



                            [Signature pages follow]



                                      23.

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        GENERAL DATACOMM INDUSTRIES, INC.



                                        By /s/ WILLIAM G. HENRY
                                           --------------------

                                        Name:  William G. Henry

                                        Its:   V.P. Finance and CFO




                                      24.

         IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        STATE OF WISCONSIN INVESTMENT BOARD

                                        By: /s/ JOHN F. NELSON
                                            ------------------

                                        Name:   John F. Nelson

                                        Title:  Investment Director

                                        Address:

                                        121 E. Wilson Street
                                        Madison, WI 53702
                                        Facsimile: (608) 266-2436



                            SHARE PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                   SCHEDULE A

                                   PURCHASERS

STATE OF WISCONSIN INVESTMENT BOARD                             2,400,000 SHARES

STATE OF WISCONSIN INVESTMENT BOARD                               600,000 SHARES

                                    EXHIBIT A


September 13, 2000



To the Purchasers of
Common Stock of General DataComm Industries, Inc.
listed on Exhibit A attached hereto

Ladies and Gentlemen:

We have acted as counsel for General DataComm Industries, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of 3,000,000 shares of the Company's Common Stock (the "Shares") pursuant to the Share Purchase Agreement dated September 12, 2000 between the Company and each of the Purchasers listed on Exhibit A hereto (the "Agreement"). We are rendering this opinion pursuant to Section 3(d)(iii) of the Agreement. Except as otherwise defined herein, capitalized terms used, but not defined herein, have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments delivered in connection with the Agreement, the Company's certificate of incorporation, by-laws and minute books and the Company's filings with the Securities and Exchange Commission. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon
(i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; and that the Agreement is an obligation binding upon you. In rendering this opinion we have also assumed that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America, and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof. We are qualified to practice law in the state of New York and do not purport to be experts on, or to express any opinion herein concerning, any law other than the laws of the State of New York, the Delaware General Corporation Law and the laws of the United States. Our opinions with respect to the applicable sections of the Delaware General Corporation Law are not to be implied as constituting practice under the laws of the State of Delaware.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware. The Company is qualified to do business as a foreign corporation and is in good standing in the State of Connecticut. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as currently conducted.

2. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights, and (ii) as limited by equitable principles generally and limitations on the availability of equitable remedies, whether such enforceability is considered in a proceeding in equity or at law.

3. The Shares have been duly authorized and when issued, delivered and paid for in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free of any pre-emptive or similar rights.

4. Except as set forth in the Agreement, to our knowledge there is no action, proceeding or investigation pending or overtly threatened in writing against the Company which in our opinion would result in any Material Adverse Effect.

5. The offer and sale of the Shares by the Company to the Purchasers is exempt from the registration requirements of the Securities Act of 1933, as amended.

6. The execution and delivery of the Agreement by the Company and the consummation of the sale of the Shares by the Company as contemplated therein, do not violate any provisions of the Company's Certificate of Incorporation or By-laws or any material agreements known to us to which the Company is a party.

7. All consents, approvals, authorizations, or orders of, and filings, registrations and qualifications with any regulatory authority or governmental body in the United States required for the issuance by the Company of the Shares as contemplated by the Agreement, have been made or obtained, except for (i) the filing of a Form D pursuant to Securities and Exchange Commission Regulation D,
(ii) the filing of a Form D with the Securities Commissioner of the State of Wisconsin. (iii) the filing of a registration statement as contemplated by the Agreement, and (iv) the filing of a listing application with the New York Stock Exchange.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

                                            Very truly yours,


                                            WEISMAN CELLER SPETT & MODLIN, P.C.

                                    EXHIBIT B


                             SCHEDULE OF EXCEPTIONS


     1) Shares of common stock issuable on conversion of:

          (i) 9% Cumulative Convertible Exchangable Preferred Stock - 1,443,040 shares

          (ii) 5% Cumulative Convertible Preferred Stock - 1,000,000 shares

          (iii) 7-3/4% Senior Convertible Subordinated Debentures - 514,492 shares


     2) To the best of the Company's knowledge, prior owners or operators of the Company 's real property used such property for manufacturing rubber, watch and other products. Such activities may have involved the disposal, storage, handling, treatment, release or transport of hazardous materials. To the best of the Company's knowledge, no claims or allegations of uncured violations based on such manufacturing operations have been made in any court or by any governmental agency. None of the Company or its subsidiaries properties or assets has been designated or identified as hazardous materials disposal site, or as a candidate for closure, nor has the Company or any subsidiary received any summons, notice, citation, directive from government authorities regarding releasing or disposing hazardous materials to the environment except as set forth or resolved in the following:

     (a) A consent order dated April 7, 1994 between Timex Corporation and the Connecticut Department of Environmental Protection .

     (b) Actions entitled Bernbach, et al. v. Timex Corp., et al., Case No. 3:94 CV-224 (JAC) (United States District Court for the District of Connecticut), and MacDonald v. Timex Corp. & M.O.P., 3:97 CV 00271 (United States District Court for the District of Connecticut).

     (c) An action entitled Middlebury Office Park Limited Partnership v. Timex Corp., General DataComm Industries, Inc. and Middlebury Park Road Associates, Case No. 3:95 CV 2160 (ANT), (United States District Court for the District of Connecticut). This action has been discontinued against the Company.

     (d) A consent order, HM-815, against General DataComm, Inc.

     (e) An action entitled Middlebury Office Park Limited Partnership v. General DataComm Industries, Inc. Index No. 114589/95, currently pending in New York Supreme Court, which has been settled.

     In addition to the foregoing, there are certain underground storage tanks located in the Company's real property. To the best of the Company's knowledge, these tanks are not in violation of any Environmental Law.

     3) Substantially all of the assets of the Company and its principal subsidiaries are collateral under the Loan and Security Agreement dated May 14, 1999 as amended between the Company, certain subsidiaries and Foothill Capital Corporation, as agent. The Middlebury office building and Naugatuck facility are subject to first mortgages in favor of Chase Manhattan Bank as Agent and subordinate mortgages are in favor of the Foothill Capital Corporation lending group. There are capital equipment leases outstanding with a balance of $2,280,365 owed as of June 30, 2000.

     4) General DataComm, Inc. v. Sahara Networks, Inc., et al. and General DataComm Ltd. v. Pathway Inc., et al are pending actions each brought by a subsidiary relating to the Company's intellectual property.

                                   APPENDIX I

                        GENERAL DATACOMM INDUSTRIES, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE



     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1. The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

     ----------------------------------

2. The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:

     ----------------------------------

3. The mailing address of the Registered Holder listed in response to item 1 above:

     ----------------------------------

     ----------------------------------

     ----------------------------------

4. The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

     ----------------------------------

                                   APPENDIX II

                        GENERAL DATACOMM INDUSTRIES, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE



     In connection with the preparation of the Registration Statement, please provide us with the following information:

5. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

     -------------------------------------------------------

6. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

     ---------------------------------------------

7. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

            _____ Yes         _____ No



    If yes, please indicate the nature of any such relationships below:

     ---------------------------------------------

     ---------------------------------------------

     ---------------------------------------------

                                  APPENDIX III

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE



     The undersigned, an officer of, or other person duly authorized by


--------------------------------------------------------------------------------
              [fill in official name of individual or institution]

hereby certifies that he/she/it is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on ________________, 200__ in accordance with Registration Statement number 333-________________, and complied with the requirement of delivering a current prospectus in connection with such sale.

PRINT OR TYPE:

Name of Purchaser (Individual or Institution):

--------------------------------------------------------------------------------

Name of Individual representing Purchaser (if an Institution)

--------------------------------------------------------------------------------

Title of Individual representing Purchaser (if an Institution):

--------------------------------------------------------------------------------

SIGNATURE:

Individual Purchaser or Individual representing Purchaser:

--------------------------------------------------------------------------------

                              OFFICER'S CERTIFICATE


     We, Charles P. Johnson, Chairman of the Board, and William G. Henry, Vice President, Finance and Chief Financial Officer, of General DataComm Industries, Inc., a Delaware corporation (the "Company"), pursuant to Section 3(d)(ii) of the Share Purchase Agreement dated September 12, 2000 (the "Agreement"), between the Company and the Purchasers listed on Schedule A to the Agreement, DO HEREBY CERTIFY that:

          (i) the representations and warranties of the Company in Section 4 of the Agreement are true and correct in all material respects on and as of the date of the Agreement and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date;


                              -----------------------------
                              Charles P. Johnson
                              Chairman of the Board


                              -----------------------------
                              William G. Henry
                              Vice President, Finance
                              Chief Financial Officer


Dated:  September 13, 2000










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